Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Wag Labs, Inc.
Income Taxes

11.Income Taxes

The Company recorded $13 thousand and $4 thousand of provision for income taxes for the six months ended June 30, 2022 and 2021, respectively. At the end of each interim period, the Company estimates its annual effective tax rate and applies that rate to the interim earnings. The tax impact of certain unusual or infrequently occurring items, including changes in judgment about valuation allowances and the effects of changes in tax laws or rates, are recorded in the interim period in which they occur. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained or as the tax environment changes. As of June 30, 2021 and 2022, and consistent with all prior periods, the Company continues to maintain a full valuation allowance against all of it deferred tax assets in light of its history of cumulative net losses.

12.Income Taxes

The Company’s provision for income taxes for the years ended December 31, 2021 and 2020 was a benefit of $793 thousand, and an expense of $13 thousand, respectively. The provision for income taxes consisted of $0.6 million in deferred U.S. federal income tax and $0.2 million in deferred state income tax for the year ended December 31, 2021.

The reconciliation of the statutory federal income tax rate to the Company’s effective tax rate was as follows:

	Year Ended December 31,
	2021	2020
Statutory rate	21.0%	21.0%
State tax	2.2%	5.2%
Valuation allowance	(21.9)%	(26)%
Other	(0.1)%	(0.3)%
PPP Loan Forgiveness	10.0%	0.0%
Total	11.2%	(0.1)%

The significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	Year Ended December 31,
	2021	2020
Deferred tax assets:
Net operating loss	$52,373	$49,499
Stock based compensation	25	25
Charitable contributions	214	196
Accrued expenses	453	288
Other	489	1,316
Total deferred tax assets	$53,554	$51,324
Deferred tax liabilities:
Fixed assets	$(20)	$(64)
Intangibles from acquisition	(731)	—
Other current assets	—	(22)
Total deferred tax liabilities	$(751)	$(86)
Valuation allowance	52,803	51,238
Net deferred tax taxes	$—	$—

The valuation allowance increased by $1.6 million for the year ended December 31, 2021, compared to the increase of $4.9 million for the year ended December 31, 2020. The Company believes that, based on a number of factors, the available objective evidence creates sufficient uncertainty regarding the realizability of the deferred tax assets such that a valuation allowance has been recorded. These factors include the Company’s history of net losses since its inception. No uncertain tax positions have been identified.

As of December 31, 2021, the Company had U.S. federal and state net operating loss carryforwards of approximately $200 million and $171 million, respectively. The federal net operating loss carryforwards generated as of December 31, 2017 of $23.3 million will expire in 2037, while $176.6 million federal net operating loss carryforwards generated in post December 31, 2017 or later do not expire due to the provisions in the Tax Cuts and Jobs Act, but may only offset 80% of taxable income in periods of future utilization. The state net operating loss carryovers will begin to expire in 2038 and will continue to expire through 2041.

The Company has experienced ownership changes within the meaning of Sec. 382 of the Internal Revenue Code (“IRC”) at various dates from 2015 through 2019. Based on the Sec. 382 study, the Company has determined that $35.3 million federal and $37.6 million California net operating losses are subject to Sec. 382 limitations, respectively. The ability to utilize net operating losses, tax credits and other tax attributes may be limited.

The Company files returns with the U.S. federal government, and various state jurisdictions. The Company’s returns have been, and could in the future, subject to examination which may, or may not, have an impact to the consolidated financial statements.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The Company completed its evaluation of the impact of the CARES Act and did not expect the provisions of the legislation to have a significant impact on the effective tax rate, deferred tax assets and liabilities, or income tax payable of the Company.